Assets Held for Sale and Discontinued Operations - Major Classes of Assets as Held for Sale (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Asset Retirement Obligation Disclosure [Abstract]
Current assets	$ 64	$ 221
Property and equipment, net	29,383	34,982
Other non-current assets	97	320
Total assets held for sale	$ 29,544	$ 35,523